EXHIBIT 10.3
                                                                    ------------


                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Executive Employment Agreement (the "Agreement") is made this 31 day of August, 2002 by and between James A. McNulty ("Mr. McNulty") and BioDelivery Sciences International, Inc. (the "Company").

     WHEREAS, the Company is engaged in the business of researching and developing drug delivery technologies; and

     WHEREAS, the Company and Mr. McNulty are willing to continue the employment relationship, on the terms, conditions and covenants set forth in this Agreement;

     NOW, THEREFORE, in consideration of Mr. McNulty's continued employment with the Company and other good and valuable consideration, receipt of which Mr. McNulty and the Company hereby acknowledge, Mr. McNulty and the Company agree, as follows:

     1.  Position.  Mr.  McNulty agrees to continue his employment as Secretary,
         --------
Treasurer and Chief Financial Officer of the Company. He further agrees to perform the job duties and to carry out the responsibilities of that position, as determined by the Chief Executive Officer from time to time.

     2. Mr. McNulty's Effort. Mr. McNulty agrees to devote his full working time
        --------------------
and best efforts, skill and attention to his position and to the business and interests of the Company. However, at the discretion of the Board of Directors, Mr. McNulty may be reduced from a full-time employee to a part time employee upon 30 days written notice.

     3. Salary.  The Company  shall pay Mr.  McNulty  compensation  for services
        ------
rendered in the amount of One Hundred Eighty Five Thousand Dollars ($185,000) per annum payable on a monthly basis. Further, the Company, from time to time, shall pay Mr. McNulty such bonuses, additional compensation or other benefits as may be determined by the Executive Compensation Committee of the Board of Directors. In particular, the company shall pay Mr. McNulty a one-time bonus of $17,500 upon the signing of the first term sheet for a license to the Company's technology exceeding $1M in up-front payments and another $17,500 bonus upon the Company receiving the upfront payment of said $1M license. Any changes in Mr. McNulty's duties or compensation, shall not in any way affect the promises of Mr. McNulty as set forth in this Agreement. Furthermore, Mr. McNulty shall be reimbursed for expenses properly documented as per the Company's policy.



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

     Where Mr. McNulty's status is changed from a full-time to a part-time employee pursuant to Section 2 above, Mr. McNulty's salary of $185,000 will be reduced pro rata assuming a 40 hour work week for a full-time employee.

     4.  Termination.  This  Agreement  and the  status and  obligations  of Mr.
         -----------
McNulty thereunder as an employee of the Company (except for the provisions of paragraph 5 through 8 inclusive) shall cease and terminate effective upon the close of business August 31, 2005 unless further extended by the parties hereto in writing; provided, that upon such date said termination shall not affect all rights that Mr. McNulty may have pursuant to any of the Company's retirement plans, supplementary retirement plans, profit sharing and savings plans, healthcare, 401 (k) any other employee benefit plans sponsored by the Company, which, in accordance with its terms, is applicable to Mr. McNulty.

          4.1 Death or Disability.  This Agreement shall automatically terminate
              -------------------
     upon the death of Mr. McNulty and all of his rights hereunder, including the rights to receive compensation and benefits, except as otherwise required by law, shall terminate. The Company may, at its option, terminate this Agreement in the event that Mr. McNulty shall be physically or mentally incapacitated which shall make him unable to perform the duties assigned to him for more than ninety (90) days in any one hundred eighty
     (180) day period. In the event of a dispute as to whether Mr. McNulty is physically or mentally unable to perform his duties hereunder, the Company shall select an impartial physician to make a determination as to Mr. McNulty's incapacity, if any. Mr. McNulty agrees to submit to appropriate medical examinations for the purposes of such determination. Such termination shall not affect Mr. McNulty's rights and obligations under paragraphs 5 through 9 inclusive, 11 through 14 inclusive, all of which shall survive the early termination or expiration of this Agreement.

          4.2 The  Company's  Right to Terminate  with  Notice.  The Company may
              ------------------------------------------------
     terminate this Agreement upon 30 days prior notice to Mr. McNulty. In case of termination under this section, the Company may elect to pay Mr. McNulty a base rate of $185,000, or the part-time status reduced rate pursuant to Sections 2 and 3 of this Agreement, for a period of six months, in lieu of permitting him to continue working. Aside from payment as herein provided, the Company shall have no further obligations to Mr. McNulty following termination.

          4.3 Termination for Cause.  Notwithstanding the immediately  preceding
              ---------------------
     paragraph or anything elsewhere herein contained to the contrary, the Company may terminate this Agreement and all of its obligations to Mr. McNulty, with notice but effective immediately, in the event that: (a) Mr. McNulty breaches any term of this Agreement; (b) if Mr. McNulty is convicted of or enters a no contest plead to any felony or crime involving moral turpitude, or if he pleads guilty to a lesser included offence or crime in exchange for withdrawal of a felony indictment, felony charge by information, or is charged with a crime involving moral turpitude, whether the charge arises under the laws of the United States or any other state therein; (iii) Mr. McNulty fails to perform the duties and obligations



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

     assigned him by the Board of Directors of the Company; (iv) the Company reasonably suspects that he has engaged in illegal drug or substance use or abuse; (v) he wrongfully appropriates for personal use or benefit any property or money of the Company entrusted to him by the Company; (vi) he disregards any legal directions of the Chief Executive Officer or the Board of Directors of the Company; (vii) he materially violates Company policies or procedures; (viii) he takes any actions that might damage the reputation of the Company or its ability to receive approvals of its drug delivery systems from the Food and Drug Adminstration (excluding, however, actions protected by "whistleblower" legislation); or (ix) Mr. McNulty resigns his employment. In the event of termination for any of the reasons set forth herein Mr. McNulty shall be bound by all of the terms of this Agreement that survive termination.

     5.  Confidentiality.  Mr.  McNulty shall keep  confidential,  except as the
         ---------------
Company may otherwise consent in writing, and not disclose, or make any use of except for the benefit of the Company, at any time either during or subsequent to Mr. McNulty's performance of services for the Company, any trade secrets, knowledge, data or other information of the Company relating to products, processes, know how, technical data, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, and product pricing strategies or other subject matter pertaining to any business of the Company or any of its clients, customers, consultants, licensees or affiliates which Mr. McNulty may produce, obtain or otherwise learn of during the course of Mr. McNulty's performance of services and after its termination (collectively "Confidential Information"). Mr. McNulty shall not deliver, reproduce, or in any way allow any such Confidential Information to be delivered to or used by any third parties without the specific direction or consent of a duly authorized representative of the Company. The terms of this paragraph shall survive termination of this Agreement.

     6.  Return  of  Confidential   Material.   Upon  the  completion  or  other
         -----------------------------------
termination of Mr. McNulty's services for the Company, Mr. McNulty shall promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents, lab notes and books and data of any nature pertaining to any invention, trade secret or confidential information of the Company or to Mr. McNulty's services, and Mr. McNulty will not take with him any description containing or pertaining to any Confidential Information, knowledge or data of the Company which Mr. McNulty may produce or obtain during the course of his services. The terms of this paragraph shall survive termination of this Agreement.

     7.  Competition  - For purposes of this  Agreement  "Competitive  Activity"
         -----------
shall mean the development, manufacturing or sale of any lipid based drug delivery system.

                  a. Mr. McNulty will not do, or intend to do, any of the following, either directly or indirectly, during Mr. McNulty's employment with the Company and during the period of three (3) years after Mr. McNulty's cessation of employment with the Company, anywhere in the world. In the event that Mr. McNulty's improperly competes with the Company, the period during which he engages in such competition shall not be counted in determining the duration of the the three (3) year non-compete restriction.


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

               i. Own, manage, operate, control, consult for, be an officer or director of, work for, or be employed in any capacity by any company, eleemosynary institution or any other business, entity, agency or organization which is in any way involved in the research, development, distribution, sale or commercialization of lipid based drug delivery technologies; or

               ii. Solicit prior or current customers of the Company or any entities with which the Company has undertaken joint studies or developmental activities for any purpose in competition (as defined herein) with the Company; or

               iii. Solicit any then current employees employed by the Company without the Company's consent.

          Mr. McNulty and Company agree that the phrase "Mr. McNulty's cessation of  employment  with  the  Company"  as used in this  Agreement,  refers  to any

separation   from  his   employment  at  the  Company   either   voluntarily  or

involuntarily,  either with cause or without cause, or whether the separation is at the behest of the Company or Mr. McNulty (hereinafter referred to and defined as "Mr. McNulty's Cessation of Employment").

     b. Should Mr. McNulty's status change from full-time to a part-time basis, this Agreement expressly authorizes and permits Mr. McNulty to continue his relationship with Hopkins Capital.

     8. Other Obligations. All of Mr. McNulty's obligations under this Agreement
        -----------------
shall be subject to any applicable agreements with, and policies issued by the Company to which Mr. McNulty is subject.

     9.  Confidential  Information of Others.  Mr. McNulty  represents  that Mr.
         -----------------------------------
McNulty's performance of all the terms of this Agreement as employee to the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by Mr. McNulty in confidence or in trust, and Mr. McNulty will not disclose to the Company, or the Company to use, any confidential or proprietary information or material belonging to any other person or entity. Mr. McNulty will not enter into any agreement, either written or oral, which is in conflict with this Agreement.

     10.  Injunctive  Relief.  Mr.  McNulty  acknowledges  that  any  breach  or
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attempted  breach by Mr. McNulty of this Agreement or any provision hereof shall cause the Company irreparable harm for which any adequate monetary remedy does not exist. Accordingly, in the event of any such breach or threatened breach, the Company shall be entitled to obtain injunctive relief, without the necessity of posting a bond or other surety, restraining such breach or threatened breach.


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     11. Modification.  This Agreement may not be changed,  modified,  released,
         ------------
discharged, abandoned, or otherwise amended, in whole or in part, except by an instrument in writing, signed by Mr. McNulty and by the Company. Any subsequent change or changes in Mr. McNulty's relationship with the Company or Mr. McNulty's compensation shall not affect the validity or scope of this Agreement.

     12. Entire Agreement.  Mr. McNulty  acknowledges receipt of this Agreement,
         ----------------
and agrees that with respect to the subject matter thereof, it is Mr. McNulty's entire agreement with the Company, superseding any previous oral or written communications, representations, understandings with the Company or any office or representative thereof.

     13.  Severability.  In the event that any  paragraph  or  provision of this
          ------------
Agreement shall be held to be illegal or unenforceable, the entire Agreement shall not fall on account thereof, but shall otherwise remain in full force and effect, and such paragraph or provision shall be enforced to the maximum extent permissible.

     14.  Successors  and  Assigns.  This  Agreement  shall be binding  upon Mr.
          ------------------------
McNulty's heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

     15.  Governing  Law.  This  Agreement  shall be governed by the laws of the
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State of New Jersey  except for any  conflicts  of law rules  thereof that might direct the application of the substantive law of another state.

     16. Counterparts. This Agreement may be signed in two counterparts, each of
         ------------
which shall be deemed an original and both of which shall together constitute one agreement.

     17.  Arbitration.  In the event the Mr.  McNulty,  his  spouse or any other
          -----------
person  claiming  benefits on behalf of or through Mr.  McNulty,  has a claim or dispute based upon this agreement including the interpretation or application of the terms and provisions of this Agreement, the sole and exclusive remedy is for that party to submit the dispute to binding  arbitration in accordance  with the rules of arbitration of the American Arbitration  Association in New Jersey. Any

arbitrator  selected  to  arbitrate  any such  dispute  will  have the  power to interpret this Agreement.  Any determination or decision by the arbitrator shall be  binding  upon the  parties  and may be  enforced  in any  court of law.  The expenses  of the  arbitrator  will be  paid  50% by the  Company  and 50% by Mr.

McNulty,  his spouse or other person, as the case may be. The parties agree that this arbitration  provision does not apply to the right of Mr. McNulty to file a charge,  testify,  assist or  participate  in any  manner  in an  investigation,


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hearing or proceeding before the Equal Employment  Opportunity Commission or any other agency  pertaining to any matters covered by this Agreement and within the jurisdiction of the agency.

     18. No Waiver.  No waiver by the Company of any breach of this Agreement by
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Mr. McNulty shall constitute a waiver of any subsequent breach.

     19.  Notice.  Any notice hereby  required or permitted to be given shall be
          ------
sufficiently given if in writing and upon mailing by registered or certified mail, postage prepaid, to either party at the address of such party or such othis address as shall have been designated by written notice by such party to the other party.








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


EXECUTED as of the date set forth below.

Dated:     August 31, 2002.

BIODELIVERY SCIENCES INTERNATIONAL, INC.


                                     By:         /s/ Francis E. O'Donnell
                                          -----------------------------------
                                          Name:  Francis E. O'Donnell, Jr.
                                                 Title:   President, CEO



                                                 /s/ James A. McNulty
                                          -----------------------------------
                                                 James A. McNulty


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